Sidoti & Company, LLC Semiannual Micro Cap Conference New York January 10, 2011 Andrew Micheletti Executive Vice President & Chief Financial Officer Exhibit 99.1

Safe Harbor
This presentation contains forward-looking
statements within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”).  The words “believe,” “expect,”
“anticipate,” “estimate,” “project,” or the
negation thereof or similar expressions
constitute forward-looking statements within
the meaning of the Reform Act.  These
statements may include, but are not limited to,
projections of revenues, income or loss,
estimates of capital expenditures, plans for
future operations, products or services, and
financing needs or plans, as well as
assumptions relating to these matters.  Such
statements involve risks, uncertainties and
other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the
Company's reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended June 30, 2010 and its Earnings Report on Form 10-Q for the quarter ended September 30, 2010.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the
Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Key Accomplishments
Common stock currently trading at: 124.2%
2
of book; 6.86x TTM P/E
2
Return on equity of 21.2% (Fiscal 2010) and 14.9% (QTD 9/10)
Efficiency ratio of 29.3% (Fiscal 2010) and 35.1% (QTD 9/10)
5-year asset growth of 18.4% (CAGR)
5-year deposit growth of 21.8% (CAGR)
Third highest ranking on SNL list of top performing thrifts (March 2010)
Bank Tier 1 Capital Ratio 8.57% / Tier 1 Risk-based Capital Ratio 13.88% at 9/30/10;
Pro-forma Tier 1 Capital Ratio of 9.03%
1
/ Tier 1 Risk-based Capital Ratio of 14.63%
1
BofI joins the Russell 3000 index on June 25, 2010
Recent accretive $15 million capital raise
1
2
3
4
5
6
7
8
   1. Assumes pushdown of existing cash of $7M from holding company to Bank.
   2. Based upon the 12/31/10 closing price of $15.51 per share and all other data as of 9/30/10.

Corporate Profile
1. Quarter ended September 30, 2010 2. Based on the 12/31/10 closing price of $15.51 per share and all other data as of 9/30/10.
$1.5 billion asset savings and loan
holding company
1
Over 10 years of operating history,
publicly traded on NASDAQ(BOFI)
since 2005
Headquartered in single branch
location in San Diego, CA
31,000 deposit and loan customers
1
117 employees ($13 million in assets
per employee)
1
Market Capitalization of $164 million
2
Price/Tangible Book Value =
124.2%
2

The best of the biggest (part 1)

The 100 largest public thrifts by asset size, ranked by financial performance for the 12 months ended March 31, 2010 (1-25)

2009 rank[1]	2008 rank[2]	Company (ticker)	State	Score	Total assets ($M)	Core ROAA (%)	Core ROAE (%)	TBV / share 3-yr CAGR (%)	Efficiency ratio (%)	NPAs +90 / assets (%)	NCOs / avg. loans (%)
1	NR	Malaga Financial Corp. (MLGF)	CA	95.80	829.0	1.22	14.87	7.61	37.95	0.21	-0.01
2	2	Hingham Institution for Savings (HIFS)	MA	90.70	966.4	1.00	14.06	8.37	44.13	1.34	0.08
3	5	BofI Holding Inc. (BOFI)	CA	89.40	1,401.1	1.16	15.87	13.14	32.23	1.21	0.80
4	42	New York Community Bancorp Inc. (NYB)	NY	88.50	42,430.7	1.22	9.56	9.97	35.40	2.40	0.14
8	12	Ocean Shore Holding Co. (OSHC)	NJ	82.70	781.2	0.70	6.62	17.39	63.05	0.33	0.07
9	1	Flushing Financial Corp. (FFIC)	NY	81.10	4,183.1	0.77	9.25	5.76	47.48	2.36	0.39
10	6	Harleysville Savings Financial Corp. (HARL)	PA	79.10	843.1	0.58	9.60	3.54	61.88	0.08	0.07
11	9	Teche Holding Co. (TSH)	LA	76.30	763.6	1.01	10.68	6.35	67.08	1.99	0.36
11	7	TrustCo Bank Corp NY (TRST)	NY	76.30	3,718.8	0.79	11.79	0.62	52.58	1.50	0.48
13	NR	Home Bancorp Inc. (HBCP)[3]	LA	76.20	696.7	1.00	4.13	4.21	67.07	0.38	0.04
14	38	Clifton Savings Bancorp Inc. (MHC) (CSBK)	NJ	75.20	1,067.7	0.64	3.76	1.33	55.47	0.23	0.02
15	29	OceanFirst Financial Corp. (OCFC)	NJ	74.60	2,199.2	0.89	9.98	-0.76	58.60	2.03	0.21
16	18	Northwest Bancshares Inc. (NWBI)	PA	74.20	8,084.6	0.63	5.42	36.90	61.53	1.72	0.53
17	NR	Territorial Bancorp Inc. (TBNK)[4]	HI	74.10	1,408.8	0.83	6.05	-0.72	63.23	0.28	0.07
18	37	Oritani Financial Corp. (MHC) (ORIT)	NJ	73.10	2,054.2	0.71	5.69	1.55	47.37	2.12	0.48
19	43	Beacon Federal Bancorp Inc. (BFED)[5]	NY	72.60	1,073.3	0.55	5.85	2.51	54.20	1.57	0.28
20	39	Rockville Financial Inc. (MHC) (RCKB)	CT	72.00	1,560.4	0.67	6.78	1.76	65.58	1.13	0.15
21	49	NewAlliance Bancshares Inc. (NAL)	CT	71.80	8,500.9	0.65	3.87	3.98	61.07	0.86	0.31
22	51	Brookline Bancorp Inc. (BRKL)	MA	71.10	2,639.1	0.86	4.61	8.42	47.99	1.32	0.30
22	NR	Colonial Bankshares Inc. (MHC) (COBK)	NJ	71.10	567.9	0.52	6.59	-3.77	69.97	0.67	0.04
24	32	LSB Corp. (LSBX)	MA	70.80	806.6	0.54	6.26	2.28	61.07	1.36	0.18
25	23	Capitol Federal Financial (MHC) (CFFN)[6]	KS	70.20	8,485.5	NA	NA	2.64	43.20	0.71	0.05

3 5 BofI Holding, Inc. (BOFI) CA 89.40 1,401.1 1.16 15.87 13.14 32.23 1.21 0.80

Companies that had not filed 10-Qs or 10-Ks for the period ended March 31, 2010, by June 11 were excluded from the rankings.
[1] Twelve months from March 31, 2009, to March 31, 2010
[2] 2008 calendar year
[3] One-year tangible book value/share growth rate was used, since neither three-year nor two-year rate was available.
[4] Median tangible book value/share growth rate of -0.72 was used for Territorial Bancorp Inc., since three-year, two-year, and one-year rates were unavailable.
[5] Two-year tangible book value/share growth rate was used, since three-year rate was not available.
[6] Core ROAA and core ROAE were not available for Capitol Federal Financial, so the median core ROAA and core ROAE for the rest of the companies of 0.36 and 3.00 were used to rank the company.
Note: Financials reported in 10-Qs and 10-Ks were used to compile rankings. When data points were not reported in 10-Qs and 10-Ks, financials filed in call reports were used.
Source: SNL Financial

4 The Best of the Biggest – The 100 Largest Public Thrifts by Asset Size

Primary Business – Deposits
Deposit products
• Deposit base: ~$1,072M
• Full-featured products
• Self-service operations
• Highly efficient operations (10
CSRs; 28,000 accounts)
• Deposit base: ~$55M
• Strong start in first full year of
operations
• One dedicated employee
• Significant expansion
opportunities
1.  Bank as of 12/31/2010.
1
1

Primary Businesses – Lending
Lending
Single family
Multifamily
Wholesale
banking
Gain-on-sale
Mortgage
Banking
Wholesale
Jumbo
Retail
Wholesale
Bank loan
purchase
Special
situations
• Internet-focused lend sources
• Self-service operation
• Low-fixed costs
• High-end portfolio lender
– “Common Sense"
underwriting
– Average LTV about 55%
• 10 high quality originators with
average experience of 15+ years
• Highly ranked website-
apartmentbank.com
• 10-year history as portfolio bank
• High credit quality
• 9/30/10 origination average LTV
of 58.1% and DSCR of 1.52%
• Wide network of relationships
• Significant due diligence experience
• Over $1bn of closed transactions
• Complex transaction structure
assistance
• Highly creative and opportunistic

Loan Origination Group Production
Single Family – Jumbo Portfolio
Multifamily – Portfolio
33.3
26.1
Total
$120.0
62.4
90.9
$177.6
Pipeline
1
Pipeline
1
Single Family – Gain on Sale $60.6 $24.3
(In millions)
1.  Applications in as of 12/31/2010.
Q1-2011
Production
Q1-2011
Production

Our Business Model is More Profitable
Because Our Costs are Lower
Salaries and benefits
Premises and equipment
1.  Bank of Internet USA only for three months ended 9/30/10 - the most recent data on FDIC website “Statistics on Depository Institutions Report.” Excludes BofI Holding, Inc.
to compare to FDIC data.
2. Commercial banks by asset size. FDIC reported for three months ended 9/30/10. Total of 421 institutions $1-$10 billion.
BofI
1
(%)
BofI
1
(%)
0.66
0.12
Other non-interest
expense
0.49
Total non-interest
expense
1.27
Core business margin 2.42
1.32
0.36
1.37
3.05
0.35
Banks
$1-$10bn
2
(%)
Banks
$1-$10bn
2
(%)
Net interest income 3.69 3.40
As % of average assets

Our Efficiency Ratio Consistently is One
of the Industry's Lowest
Efficiency Ratio
(Bank of Internet USA, for the fiscal quarter ended)
1.  Reported by FDIC – 421 commercial banks with $1-$10 billion in assets for the quarter ended 9/30/10.
Source: FDIC Statistics on Depository Institutions. All data excludes holding companies for banks.
61.17
30.67
31.39
29.21
30.63
0
20
40
60
80
(%)
Banks
1
Q1 ‘11 Q4 ‘10 Q3 ‘10 Q2 ’10
One of the lowest
rates in the
industry

Best in Class Asset Quality
0.83
0.65
0
1
2
3
(%)
BofI
1
Bank $1-10bn
2
Assets 30-89 days delinquent
Assets 30-89 days delinquent
Assets in non-accrual
Assets in non-accrual
2.79
0.80
0
1
2
3
(%)
BofI
1
Bank $1-10bn
2
1.  Bank of Internet USA only at 9/30/10 (excludes BofI Holding, Inc. to compare to FDIC data).  2.  Commercial banks by asset size. FDIC reported at 9/30/10. Total of 421 institutions $1-$10 billion.

Mortgage Loan Portfolio – Years Seasoned
and Loan-to-Value
9/30/10
4.2
5.1
3.5
3.4
0 1 2 3 4 5 6
Single Family
Multifamily
Commercial
Home Equity
Weighted-average number of years since origination
Weighted-average number of years since origination
Weighted-average loan-to-value
1
Weighted-average loan-to-value
1
54
48
51
54
0 20 40 60
Percent
1. Based on current loan balance and collateral value at origination or purchase.

Loan Diversity – September 30, 2010
Loan Portfolio
1
100% = $893 mm
1.  Gross loans before premiums, discounts and allowances.
35
5
46
4
10
Multifamily
SF residential
Home equity
Commercial
Consumer and other

13 Deposits – September 30, 2010 Deposits (100% = $992 mm) 23 40 7 30 Time Deposits <$100K Savings Time Deposits >$100K Demand

14 Recent Marketing Campaign

bankofinternet

Programs that make your business grow.
FOR SOLD
We Bofi!
FHA
• Loan Amounts available up to $697,500
• Down payment can all be gift
• Owner Occupied Only
• SFR, PUD and Condos
Conventional
• Affordable lending/low down payment options available
• High Balance Conforming loans available
• Owner Occupied, second home and investment OK
• SFR, PUD and Condos
• Traditional Conventional products
Portfolio Jumbo Products
• Loan Amounts of up to $3,500,000
• Minimum 700 FICO
• SFR and PUDs only
additional reserves
• Common sense underwriting
bankofinternet
Jeannete Lizarraga
619.246.8946

Your Super Jumbo Lender
bankofinternet
Serving California
• High LTV Jumbo financing available with pledged assets in lieu of down payment
• Loans up to 3.5 million
• No Prepayment Penalty Available
• Quick Closings
• Aggressive Rates
• Direct Portfolio Lender
• Headquartered in Del Mar, California
• Ranked 7th highest Company on Bloomberg's Strength index for San Diego
Nikole Thomsen
Jumbo Mortgage Consultant
Toll Free 888.228.7280
fax 858.350.0976
Nikole.Thomsen@bankofinternet.com

Customized Mortgage and Banking Products
for the Broker Dealer and Financial Advisor Community.
bofiadvisor
Bonus!
90 Day 3.01% APY*
on Select Checking, Select Savings
and Select Money Market Savings
Bank Products
• High Interest Rates
• Daily Compounding Interest
• FDIC Insured
Mortgage Products
• Certified Mortgage Advisor Program
• Concierge Referral Program
• Great Rates and Programs
• Nationwide Lending
• Residential and Multifamily Loans
MEMBER FDIC

Who Says Banks Aren't Lending?
Your Portfolio Multifamily Lender
apartmentbank

15 Marketing Campaigns

Technology Improvements In Process
Completed Major Revisions to Online Banking in
December 2010
Key Features
Account Aggregation
Safe Interbank Transfers
Financial Management Reporting Tools
Expanded Cross-Sell Capabilities
Target Marketing (assuming consumer opt-in)

bankofinternet

View accounts across 16,000+ institutions

Spending Reports

Calculate your net worth

Customer Central Bank
FinanceWorks
Accounts Settings Take a Tour Sign Out Support
Home
Transactions
Trends
Goals
We offer a low interest rate on our new line of credit
Accounts
Refresh
See all your outside accounts here
Enter other bank or credit card
Example: Amex, BofA or Schwab
List all
Checking
Bank of America $204
Customer Centra... Feb 10
Savings
My Savings $3,000
Credit card
My Credit Card $2,204
Customer Centra... Feb 10
Investments
Customer Centra... Feb 10
Property, etc
My house Enter value
My car Enter value
Add the value of property and accounts you can't access online.
Add another item
Get a 0% apr MFI Saver Card
ASSETS $9,900
DEBTS $9,000
Change since 1/1/10
Net Worth $900
Your Taxes
Prepare for tax time using Tax Watch
Find more
The easy way to your maximum return
Start for free
See Where Your Money Is Going
JAN 18 - FEB 16
BUDGET GOALS FOR FEB 10
TOTAL SPENT: $2,160
Groceries $744
Clothing $295
Entertainment $221
Charity/Dona... $200
Health & Fitn... $166
Dining $137
Coffee
REMAINING: $86
Dining
OVER BY: $42
VIEW ALL SPENDING
Have a business?
VIEW ALL BUDGET GOALS
Alerts & Reminders
2 new alerts
Last payment was $9,113.77. Today
A deposit of $2,040.68 to CREDIT CARD has cleared. Today
We can offer you a better interest rate on our new Rewards Card
My Checking account balance went below $500.00. 2 days ago
How do I manage my reminders?
OTHER TOOLS
Tax Watch
What's left after bills
Make Payments

Simplified budgeting tool

Alerts and reminders for Bill Payment

17 A Complete Financial Picture All From Our Website

bankofinternet

Your Financial Institution
Your Accounts
CHECKING | Go to history
$216.00
05/15/2010 Cost Plus Imports -$99.00
Offer: Bed Bath & Beyond
05/09/2010 Home Goods -$48.27
05/07/2010 Transfer to Savings Acct 2345 -$10.00
05/01/2010 Borders Books $24.41
You earned $4.00 at Borders
SHARE SAVINGS ACCT | Go to history
$21.00
TOTAL DEPOSIT ACCOUNTS $237.00
Make a Transfer
Amount
From
To
Transfer: $ 0.00
Account
Account
Transfer
More transfer options
Flexible Merchant Accounts
Purchase Rewards
Cash back offers at the places you shop most
Freedom checking *1234
All offers and options
How does it work?
Where is my money going?
All Categories
Last 30 Days
Vacation/travel
Groceries
Dining
Entertainment
Gifts
Auto
Go to FinanceWorks
Make a Payment
Send on:
Pay to
Select a payee
Payments are made from CHECKING *4731
Schedule payment
Payments already scheduled
05/13/10 Mr. Busey N/A $0.01
Total $0.01
Your new homepage: Take a tour | Got a question? Check our FAQs | We value your opinion: Make a suggestion | Like this layout? Make this your start page

Note: The Make a Payment portal make look slightly different based on the Bill Payment vendor.

Home Page with Purchase Rewards
• Solves the most critical money
management tasks on first page:
Check balances and review recent
transactions
Make transfers
Pay bills
Review new and activated offers through
Purchase Rewards
View your spending
• Extended cross-sell capabilities from the
page where end users will do the majority
of their banking
• Compel more end users to use the online
channel with this easy-to-use home page

19 Investment Considerations High-quality consumer franchise Attractive valuation Scalability Strong credit quality Significant earnings upside potential

Experienced Management Team
Senior Management Team
Greg Garrabrants
President and CEO
Andrew Micheletti
EVP & Chief Financial Officer
Background:
• 18+ years Finance /
Consulting  / Banking
• MBA, J.D., CFA
Previous experience:
• McKinsey & Co
• Major Savings Bank
• Goldman Sachs
• Deloitte & Touche
Background:
• 18+ years Finance /
Consulting  / Banking
• MBA, J.D., CFA
Previous experience:
• McKinsey & Co
• Major Savings Bank
• Goldman Sachs
• Deloitte & Touche
Background:
• 25+ years Financial
Services
• CPA, BS Accounting
Previous experience:
• LPL Financial; CFO
• Telespectrum
• Imperial Savings
• Deloitte & Touche
Background:
• 25+ years Financial
Services
• CPA, BS Accounting
Previous experience:
• LPL Financial; CFO
• Telespectrum
• Imperial Savings
• Deloitte & Touche
Thomas Constantine
EVP & Chief Credit Officer
Background:
• 23+ years Banking and
Financial Services
• BA, Business Economics
Previous experience:
• Office Of Thrift
Supervision (OTS)
• George Elkins Mortgage
• First Bank of Beverly Hills
Background:
• 23+ years Banking and
Financial Services
• BA, Business Economics
Previous experience:
• Office Of Thrift
Supervision (OTS)
• George Elkins Mortgage
• First Bank of Beverly Hills

Experienced Management Team
Adriaan van Zyl
EVP & Chief Operating Officer
Background:
• 25+ years Financial
Services
• MBA, B Com
Accounting
Previous experience:
• Barclays Bank
• NedBank
• ADB Bank
Background:
• 25+ years Financial
Services
• MBA, B Com
Accounting
Previous experience:
• Barclays Bank
• NedBank
• ADB Bank
Senior Management Team
Jan Durrans
SVP, Deposit Operations
Morgan Ferris
SVP, Multifamily Lending
Background:
• 25+ years Banking and
Financial Services
Previous experience:
• Major Savings Bank
• National Australia Bank
Background:
• 25+ years Banking and
Financial Services
Previous experience:
• Major Savings Bank
• National Australia Bank
Background:
• 17+ years Financial
Services
• MBA
Previous experience:
• Washington Mutual
• Marcus & Millichap
• Commercial Capital
Background:
• 17+ years Financial
Services
• MBA
Previous experience:
• Washington Mutual
• Marcus & Millichap
• Commercial Capital

Senior Management Team
Jeffery Hurtik
SVP, Chief Information Officer
Jason Kenoyer
SVP,  Wholesale Banking Division
Kristi Procopio
SVP, Chief Marketing Officer
Background:
• 20+ years Financial
Services
• BA Economics
Previous experience:
• Imperial Capital Bank
• Prosum Consulting
• Perot Systems
Background:
• 20+ years Financial
Services
• BA Economics
Previous experience:
• Imperial Capital Bank
• Prosum Consulting
• Perot Systems
Background:
• 10+ years Financial
Services
• BA Finance
Previous experience:
• Major Savings Bank
• Giuliani & Co.
Background:
• 10+ years Financial
Services
• BA Finance
Previous experience:
• Major Savings Bank
• Giuliani & Co.
Background:
• 15+ years Banking and
Financial Services
Previous experience:
• Imperial Capital Bank
• Property Sciences /
Commercial Lender
Magazine
Background:
• 15+ years Banking and
Financial Services
Previous experience:
• Imperial Capital Bank
• Property Sciences /
Commercial Lender
Magazine
Background:
• 10+ years Financial
Services
• MBA, CMB, BS Business
Previous experience:
• Bank of America
• Irwin Union Bank
• E-Loan
Background:
• 10+ years Financial
Services
• MBA, CMB, BS Business
Previous experience:
• Bank of America
• Irwin Union Bank
• E-Loan
Brian Swanson
SVP, Retail Lending